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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

      Date of Report (Date of earliest event reported): September 18, 2003

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)



            Delaware                              0-27354                  65-0403311
 -------------------------------             -----------------       ----------------------
 (State or other jurisdiction of                (Commission             (I.R.S. Employer
  incorporation or organization)                File Number)          Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000

                            ------------------------



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Item 4.  Change in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On September 18, 2003, Impax Laboratories, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Company's Audit Committee made and approved the decision to change independent accountants.

                  (ii) The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) In connection with its audits for the two most recent fiscal years and through September 18, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

                  (iv) During the two most recent fiscal years and through September 18, 2003, there have been no reportable events (as defined in Regulation S-K Item 304
                           (a)(1)(v)).

                  (v) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 25, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Company's Audit Committee has received proposals from and interviewed five national accounting firms to serve as the Company's new independent accountants. The Audit Committee expects to complete the selection process within the next week.


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Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

    None.

(b) Pro-forma financial information.

    None.

(c) Exhibits.



S-K Exhibit
  Number          Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Impax Laboratories, Inc.

Date: September 25, 2003
                                               By: /s/ Cornel C. Spiegler
                                                   ------------------------
                                                   Cornel C. Spiegler
                                                   Chief Financial Officer